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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-40568 and No. 33-40406) of Advanced Medical, Inc. of our report dated April 11, 1997 appearing on page 40 of this Form 10-K.

PRICE WATERHOUSE LLP

San Diego, California
April 14, 1997